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                                  EXHIBIT 23.1


                              ARTHUR ANDERSEN LLP





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-66980, 33-86230, 333-03865, 333-01874,
333-22943, 333-28717, 333-45991, 333-53413, and 333-60321.



                                      /s/ Arthur Andersen LLP



Phoenix, Arizona
 December 1, 1998